UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Liberty Interactive Corporation
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2017 Investor Day November 16, 2017 Filed by Liberty Interactive Corporation Pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934 Subject Company: Liberty Interactive Corporation Commission File No. 001-33982 Subject Company: General Communication, Inc. Commission File No. 000-15279

GCI Liberty Transaction Structure


GCI Shareholders
Receive shares of GCI Liberty:
• Class A Common
• Voting Preferred stock
1
GCI Liberty
1
GCI
Receive >80% voting stock in GCI Liberty
3
Contribute remaining Liberty Ventures assets and liabilities to GCI Liberty(3)
Reattribute (i) cash (ii) ILG
(iii) Green Energy (iv) other private assets(1) and
(iv) Exchangeable Debentures to QVC Group(2)
LIBERTY INTERACTIVE CORPORATION
LIBERTY VENTURES
2
4
Liberty Ventures Group Shareholders
Complete redemption of Liberty Ventures Group tracking stock on one for one basis for all shares of GCI Liberty owned by Liberty Interactive

(1) Includes Sound Ventures, Quid, Brit+Co and Liberty Israel Venture Fund II, expected to be reattributed to QVC Group for estimated $75m proceeds.
(2) Includes Liberty Interactive's 4.00%, 3.75%, 3.50%, 0.75% and 1.75% Exchangeable debentures.
(3) Intended to include stakes of Charter and Liberty Broadband, LendingTree, Evite, and subject to certain conditions, FTD.

11

LIBERTY VENTURES

Pro Forma GCI Liberty Net Asset Value

Capitalization Summary

($ in millions)	Amount
GCI Enterprise Value[1]	2,981
Liberty Broadband (42.7m shares, $88.49 / share)	3,779
Charter (5.4m shares, $338.44 / share)[2]	1,828
Lending Tree (3.2m shares, $257.75 / share)[3]	801
FTD (10.2m shares, $8.09 / share)	83
Other Assets[4]	40
GCI Cash	19
Cash Attributable to GCI Liberty[5]	580
Total Cash	599
Total GCI Liberty Asset Value	**$10,110**
Total Debt	2,864
Preferred Shares Issued to GCI Shareholders	172
Total GCI Liberty Net Asset Value	**$7,074**

Total Debt Summary

	Amount	2016 EBITDA Multiple[6]
Operating Company GCI Debt		
Revolving Credit Facility[7] (L+3.00%)	137	0.5x
Term Loan A (L+3.00%)	215	0.7x
Term Loan B (L+2.25%)	243	0.8x
Senior Notes[8]	775	2.7x
Capital Leases and Other Debt Obligations[9]	156	0.5x
Searchlight Note[10]	75	0.3x
Total Operating Company GCI Debt	**$1,601**	**5.6x**
Non-GCI Debt at GCI Liberty		
New LBRDK Margin Loan[11]	1,000	
New CHTR Exchangeable Debenture[12]	263	
Total Non-GCI Debt at GCI Liberty	1,263	
Total GCI Liberty Debt	**$2,864**	

Note: Share prices as of 11/10/17. Debt amounts outstanding as of 9/30/17. Totals may not sum due to rounding.

(1) Based on LVNTA share price as of 11/10/17 and GCI's undiluted share count as of 10/27/17.
(2) QVC Group has a negative pledge against 2.2m of GCI Liberty's Charter shares referenced by the 1.75% Charter Exchangeable Debentures so long as such Debentures are outstanding.
(3) Includes 643k shares underlying TREE collar capped at $211.668.
(4) Excludes Sound Ventures, Quid, Brit+Co and Liberty Israel Venture Fund II, expected to be reattributed to QVC Group for estimated $75m proceeds.
(5) Represents Liberty Ventures cash balance as of 9/30/17, pro forma for $1b LBRDK margin loan less $932m cash reattributed to QVC Group.
(6) Multiple of GCI's reported 2016 EBITDA.
(7) Capacity of $200m. Represents face value outstanding as of 9/30/17, pro forma for additional $82m drawn on revolver at close to cover Searchlight SAR cash settlement. GCI also had $21m in letters of credit under the facility at 9/30/17.
(8) Includes $450m of Senior Notes with an interest rate of 6.875% and $325m of Senior Notes with an interest rate of 6.750%.
(9) Includes GCI's capital leases primarily related to leasing transponder capacity, certain sale and leaseback obligations and other borrowings.
(10) Searchlight Note expected to be taken out at close with combination of cash and revolver capacity.
(11) To be issued by GCI Liberty.
(12) GCI Liberty may (but is not required to) offer CHTR exchangeable debentures to fund premium on tendered 1.75% Charter Exchangeable Debentures; amount needed to fund estimated at $263m based on $750m principal outstanding and bonds trading at 114% premium as of 11/10/17.

12

LIBERTY VENTURES

GCI Liberty Pro-Forma Ownership Structure GCI Liberty Ownership Based on undiluted share count as of 10/31/2017. Based on undiluted share count as of 10/27/2017 and excluding 1.7m of unvested RSAs as of that date; excludes Searchlight SARs which are expected to be cashed out at close. GCI Liberty preferred shares will have 21-year term, with 5% initial dividend rate and post-closing increase to 7% once GCI Liberty is reincorporated in Delaware, $25/share liquidation preference and 1/3 vote per share with no conversion feature. (shares in millions) Number of Shares % Common Equity % Voting Number of Shares % Common Equity % Voting Legacy Liberty Ventures Shareholders Series A Shares (1) 81.2 95.0% 65.5% 81.2 75.8% 54.9% Series B Shares (1) 4.3 5.0% 34.5% 4.3 4.0% 28.9% Legacy GCI Shareholders Series A Shares (2) - - - 21.6 20.2% 14.6% Total Common Shares Outstanding 85.4 - - 107.0 Toal Series A Preferred Shares Outstanding (3) - - - 6.9 - 1.5% Liberty Ventures Group Post-Transaction Number of Shares % Common Equity % Voting Number of Shares % Common Equity % Voting Legacy Liberty Ventures Shareholders Series A Shares (1) 81.4 95.0% 65.7% 81.4 75.8% 55.0% Series B Shares (1) 4.2 5.0% 34.3% 4.2 4.0% 28.7% Legacy GCI Shareholders Series A Shares (2) - - - 21.7 20.2% 14.7% Total Common Shares Outstanding 85.6 - - 107.3 Toal Series A Preferred Shares Outstanding (3) - - - 6.9 - 1.6% Liberty Ventures Group Post-Transaction

Forward-Looking Statements

This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about business strategies, market potential, Liberty Interactive Corporation’s (“Liberty Interactive”) proposed acquisition of General Communication, Inc. (“GCI”) and the proposed split-off of GCI and certain Liberty Ventures Group assets and liabilities (the “proposed GCI transactions”), the proposed reattribution or sale of assets and liabilities at Liberty Interactive in connection with the proposed GCI transactions, the anticipated benefits and synergies resulting from the proposed GCI transactions, the renaming of Liberty Interactive, the proposed financial structure and capitalization of GCI Liberty following the proposed GCI transactions, future financial prospects, new service and product offerings, the monetization of our non-core assets, the estimated liabilities under exchangeable debentures and other matters that are not historical facts.  These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to complete the proposed GCI transactions, possible changes in market acceptance of new products or services, competitive issues, regulatory matters affecting our businesses, continued access to capital on terms acceptable to Liberty Interactive and changes in law and government regulations that may impact the derivative instruments that hedge certain of our financial risks.  These forward-looking statements speak only as of the date of this presentation, and Liberty Interactive expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Interactive’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Interactive, including the most recent Forms 10-Q and 10-K for additional information about Liberty Interactive and about the risks and uncertainties related to Liberty Interactive’s business which may affect the statements made in this presentation.

Additional Information

Nothing in this presentation shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, GCI common stock or any of Liberty Interactive’s tracking stocks. The offer and issuance of shares in the proposed GCI transactions will only be made pursuant to GCI’s effective registration statement. Liberty Interactive stockholders, GCI stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed GCI transactions (a preliminary filing of which has been made with the SEC) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed GCI transactions. Copies of these SEC filings will be available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI investors can access additional information at ir.gci.com.

Participants in a Solicitation

The directors and executive officers of Liberty Interactive and GCI and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the proposed GCI transactions. Information regarding the directors and executive officers of Liberty Interactive is available in its definitive proxy statement, which was filed with the SEC on April 20, 2017. Information regarding the directors and executive officers of GCI is available as part of its Annual Report on Form 10-K filed with the SEC on March 2, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials regarding the foregoing to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.